                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):      May 5, 1994
                                                       -----------

                                 WABAN INC.
- - --------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
- - --------------------------------------------------------------------------------
               (state or Other Jurisdiction of Incorporation)

    1-10259                                          33-0109661
- - ------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


One Mercer Road, Natick, Massachusetts                               01760
- - --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                               (508) 651-6500
- - --------------------------------------------------------------------------------
             Registrant's Telephone Number, Including Area Code


                               Not Applicable
- - --------------------------------------------------------------------------------
           (Former Name or Address, if Changed Since Last Report)
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Item 5.  Other Events

     Set forth below are the Company's sales results for the 4-week and 13-week periods ended May 1, 1993 and April 30, 1994:


                                                      % Change
                        Four Weeks Ended     % Change Comparable
                       April 30,   May 1,     Total     Store
($ in thousands)         1994       1993      Sales     Sales
- - ---------------------  ---------  --------  ---------  -------

BJ's Wholesale Club     $149,182  $133,391     +11.8%   -7.7%

HomeBase*                114,476   144,677     -20.9%   -4.5%
                        --------  --------

Total Waban             $263,658  $278,068     - 5.2%   -6.2%

                                                      % Change
                       Thirteen Weeks Ended  % Change Comparable
                       April 30,   May 1,     Total     Store
($ in thousands)          1994      1993      Sales     Sales
- - ---------------------   --------  --------  ---------  ------
BJ's Wholesale Club     $486,742  $419,669     +16.0%   -3.9%

HomeBase*                333,992   414,556     -19.4%   -3.4%
                        --------  --------

Total Waban             $820,734  $834,225     - 1.6%   -3.7%


  *As part of the HomeBase restructuring announced on November 16, 1993, there is a group of approximately 24 stores that have or will be closed. HomeBase sales for the periods ending in calendar 1994 exclude sales from these 24 stores and include results only from the remaining chain of 67 stores (versus 87 stores for the comparable periods last year). Comparable store sales results exclude the results of the entire group of 24 HomeBase stores for both periods.

                                  SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 1994                        WABAN INC.
                                         (Registrant)

                                            /s/ Dale N. Garth
                                         ---------------------------
                                         By:  Dale N. Garth
                                              Senior Vice President
                                              and Chief Financial Officer